NATIONAL GAS & OIL COMPANY
                               POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of National Gas & Oil Company, an Ohio corporation, which is about to file with the Securities & Exchange Commission an Annual Report on Form 10-K for the fiscal year ended December 31, 1995, as amended, hereby constitutes and appoints Lawrence P. Haren or John B. Denison his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign such Form 10-K and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities & Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and firming all that said attorneys-in-fact, and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of February 1996.

                                                              /s/Alan A. Baker
                                                          ____________________
                                                                 Alan A. Baker

                          NATIONAL GAS & OIL COMPANY
                               POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of National Gas & Oil Company, an Ohio corporation, which is about to file with the Securities & Exchange Commission an Annual Report on Form 10-K for the fiscal year ended December 31, 1995, as amended, hereby constitutes and appoints Lawrence P. Haren or John B. Denison his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign such Form 10-K and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities & Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and firming all that said attorneys-in-fact, and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of February 1996.

                                                           /s/James H. Cameron
                                                          ____________________
                                                              James H. Cameron

                          NATIONAL GAS & OIL COMPANY
                               POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of National Gas & Oil Company, an Ohio corporation, which is about to file with the Securities & Exchange Commission an Annual Report on Form 10-K for the fiscal year ended December 31, 1995, as amended, hereby constitutes and appoints Lawrence P. Haren or John B. Denison his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign such Form 10-K and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities & Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and firming all that said attorneys-in-fact, and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of February 1996.

                                                            /s/David C. Easley
                                                          ____________________
                                                               David C. Easley

                          NATIONAL GAS & OIL COMPANY
                               POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of National Gas & Oil Company, an Ohio corporation, which is about to file with the Securities & Exchange Commission an Annual Report on Form 10-K for the fiscal year ended December 31, 1995, as amended, hereby constitutes and appoints Lawrence P. Haren or John B. Denison his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign such Form 10-K and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities & Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and firming all that said attorneys-in-fact, and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of February 1996.

                                                          /s/Edwin L. Heminger
                                                       _______________________
                                                             Edwin L. Heminger

                          NATIONAL GAS & OIL COMPANY
                               POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of National Gas & Oil Company, an Ohio corporation, which is about to file with the Securities & Exchange Commission an Annual Report on Form 10-K for the fiscal year ended December 31, 1995, as amended, hereby constitutes and appoints Lawrence P. Haren or John B. Denison his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign such Form 10-K and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities & Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and firming all that said attorneys-in-fact, and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of February 1996.

                                                         /s/Richard O. Johnson
                                                       _______________________
                                                            Richard O. Johnson

                          NATIONAL GAS & OIL COMPANY
                               POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of National Gas & Oil Company, an Ohio corporation, which is about to file with the Securities & Exchange Commission an Annual Report on Form 10-K for the fiscal year ended December 31, 1995, as amended, hereby constitutes and appoints Lawrence P. Haren or John B. Denison his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign such Form 10-K and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities & Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and firming all that said attorneys-in-fact, and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of February 1996.

                                                       /s/Patrick J. McGonagle
                                                     _________________________
                                                          Patrick J. McGonagle

                          NATIONAL GAS & OIL COMPANY
                               POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of National Gas & Oil Company, an Ohio corporation, which is about to file with the Securities & Exchange Commission an Annual Report on Form 10-K for the fiscal year ended December 31, 1995, as amended, hereby constitutes and appoints Lawrence P. Haren or John B. Denison his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign such Form 10-K and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities & Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and firming all that said attorneys-in-fact, and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of February 1996.

                                                        /s/M. Howard Petricoff
                                                     _________________________
                                                           M. Howard Petricoff

                          NATIONAL GAS & OIL COMPANY
                               POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of National Gas & Oil Company, an Ohio corporation, which is about to file with the Securities & Exchange Commission an Annual Report on Form 10-K for the fiscal year ended December 31, 1995, as amended, hereby constitutes and appoints Lawrence P. Haren or John B. Denison his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign such Form 10-K and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities & Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and firming all that said attorneys-in-fact, and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of February 1996.

                                                             /s/Graham R. Robb
                                                          ____________________
                                                                Graham R. Robb

                          NATIONAL GAS & OIL COMPANY
                               POWER OF ATTORNEY


            KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director of National Gas & Oil Company, an Ohio corporation, which is about to file with the Securities & Exchange Commission an Annual Report on Form 10-K for the fiscal year ended December 31, 1995, as amended, hereby constitutes and appoints Lawrence P. Haren or John B. Denison his true and lawful attorneys-in-fact and agents with full power of substitution and resubstitution, for him in his name, place and stead, in any and all capacities, to sign such Form 10-K and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith with the Securities & Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and firming all that said attorneys-in-fact, and agents or any of them or their or his substitute or substitutes may lawfully do or cause to be done by virtue hereof.

            IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 16th day of February 1996.

                                                   /s/William H. Sullivan, Jr.
                                                ______________________________
                                                      William H. Sullivan, Jr.